Victory Portfolios III
Victory Aggressive Growth Fund	Victory Science & Technology Fund
Victory Capital Growth Fund	Victory Short-Term Bond Fund
Victory Growth Fund	Victory Small Cap Stock Fund
Victory Growth & Income Fund	Victory Value Fund
Victory Income Fund	Victory Extended Market Index Fund
Victory Income Stock Fund	Victory 500 Index Fund
Victory Core Plus Intermediate Bond Fund	Victory Nasdaq-100 Index Fund
Victory High Income Fund	Victory Global Managed Volatility Fund
Victory Money Market Fund	Victory Ultra Short-Term Bond Fund

Supplement dated October 16, 2024,

to the Statement of Additional Information dated September 1, 2024, as supplemented (“SAI”)

The second footnote found at the top of page 9 of the SAI is hereby deleted and replaced with the following:

**Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV (excluding the Victory Nasdaq-100 Index Fund) as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

If you wish to obtain more information, please call the Victory Funds at (800) 235-8396 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.